EMPLOYMENT AGREEMENT


	EMPLOYMENT AGREEMENT, dated as of August 5, 1998, by and between Chock full O' Nuts Corporation (the "Company"), a New York corporation, and Howard M. Leitner (the "Employee").

	W I T N E S S E T H:

	WHEREAS, the Employee acknowledges that he is currently employed by the Company as an employee at will;

	WHEREAS, the Company acknowledges that the Employee is a key employee of the Company whose services are important to the Company; and

	WHEREAS, in the event a change in control of the Company (as hereinafter defined) occurs within five years from the date hereof, the Company desires to employ the Employee and the Employee wishes to be employed by the Company on the terms and conditions hereinafter set forth;

	NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

	1.	Employment.  Prior to the Effective Date (as hereinafter
defined) and subject to Section 15(b) hereof, the Employee will be employed as an employee at will. As of the Effective Date and upon the terms and subject to the conditions of this Agreement, the Company hereby employs the Employee and the Employee hereby accepts employment with the Company in the capacity hereinafter set forth.

	2.	Term of Employment; Effective Date.   The employment term of
this Agreement (the "Term") shall commence as of the Effective Date and shall continue in effect until the third anniversary of the Effective
Date or until sooner terminated as provided herein; provided, however, if the Effective Date has not occurred within five years from the date hereof, this Agreement shall terminate and be null and void. For purposes of this Agreement, the "Effective Date" shall mean the date upon which a change in control of the Company occurs.

	3.	Change in Control.  For purposes of this Agreement, a
"change in control of the Company" shall be deemed to have occurred if at any time within five years from the date hereof the individuals who on the date hereof constitute the Board of Directors of the Company cease to constitute at least a majority of the Board of Directors of the Company or the successor corporation, as the case may be.

	4.	Duties.  During the Term of this Agreement, the Employee
shall continue to serve the Company in the same executive capacity as he did on the day prior to the Effective Date. The Employee agrees to devote substantially all of his working time and effort to the business and affairs of the Company and shall not be required to relocate outside of the New York metropolitan area.

	5.	Compensation and Other Employee Benefits.  In consideration
of the services rendered by the Employee hereunder and provided that the Employee has substantially performed all of his obligations provided for herein, the Company shall pay the following compensation and provide the following benefits to the Employee during the Term of this Agreement:

		(a)	Base Salary.  The Company shall pay to the Employee a
base salary (the "Base Salary") per year equal to the base salary paid by the Company to the Employee on the day prior to the Effective Date.
The Base Salary shall be paid in accordance with the Company's normal payroll practice.

		(b)	Bonus.  The Employee shall be eligible to be paid a
cash bonus (the "Bonus") each year on the same terms and conditions as are other executives of the Company in comparable positions. The Bonus shall be paid in accordance with the Company's normal payroll practice.

		(c)	Other Employee Benefits.  The Employee shall be
entitled to receive the benefits described below which the Employee has been receiving from the Company (the "Pre-Effective Date Benefits").

			(i)	Vacation.  The Employee shall be entitled to
the same paid vacation time annually as he was entitled to on the day prior to the Effective Date.

			(ii)	Insurance.  The Employee shall continue to be
entitled to participate in the medical and health, life insurance, disability, dental and other welfare plans, programs and arrangements of the Company in which he was entitled to participate on the day prior to the Effective Date.

                        (iii) Pension, Supplemental Executive Retirement Plan, 401(k), Deferred Compensation and Employee Stock Ownership Plan. The Employee shall continue to be eligible to participate in the Company's Pension Plan, Supplemental Executive Retirement Plan, 401(k) Plan,
Deferred Compensation Plan and Employee Stock Ownership Plan (the "Company's Plans") to the extent he was able to participate on the day prior to the Effective Date, subject to the terms and conditions thereof. If any of the Company's Plans are terminated after the Effective Date and prior to the Employee's termination of employment, the Employee shall be entitled, at the Company's expense, to obtain benefits from a third party source which are substantially similar to the benefits provided for under such terminated Company Plan. If a Pre-Effective Date Benefit cannot be purchased from a third party source, the Company shall pay the Employee a cash amount representing the financial equivalent of such benefit.

			(iv)	Automobile.  The Company will provide the
Employee the use of an automobile of a model and type similar or substantially equivalent to the automobile, if any, or pay the automobile allowance, provided to the Employee on the day prior to the Effective Date.

		(d)	Tax Gross-Up.

			(i)	To the extent that benefits provided to the
Employee under subsections 5(c)(ii) and 5(c)(iv) of this Agreement result in imputed income and a resulting increased income tax liability to the Employee, the Company shall pay the Employee a tax reimbursement benefit in an amount such that, after deduction of all income taxes payable with respect to such tax reimbursement benefit, the amount retained by the Employee will be equal to the amount of such increased income tax liability.

			(ii)	To the extent that payments provided to the
Employee under this Agreement result in a "golden parachute excise tax" under Section 4999 of the Internal Revenue Code of 1986, as amended, being assessed against the Employee, the Company will pay the Employee a gross-up payment in an amount which places the Employee in the same after-tax position as if the golden parachute excise tax had not been assessed against the Employee.

		(e)	Other Compensation, Benefits and Perquisites.  The
Employee shall also be eligible to receive such other compensation, benefits and perquisites as are or may become available to other executives of the Company. Nothing contained in this Agreement shall be deemed to have any effect, or limit in any way, the Employee's rights under any stock option agreement or arrangement with the Company.

	6.	Termination Provisions.

		(a)	Termination for Cause.  The Company may terminate the
Employee's employment hereunder for Cause, as hereinafter defined, immediately upon written notice to the Employee. For purposes of this Agreement, "Cause" shall mean dishonesty or any act or conduct on the part of the Employee which is materially injurious to the business or reputation of either the Company or any of its subsidiaries or affiliates. If the Employee's employment is terminated for Cause, the Employee shall be entitled to receive only the unpaid portion of the Base Salary then in effect which has accrued to the date of termination.

		(b)	Termination By Reason of Permanent Disability.  If at
any time during the Term the Company reasonably determines that the Employee has been or will be unable, as a result of physical or mental illness or incapacity, to perform his duties hereunder for a period of four consecutive months or for an aggregate of more than six months in any twelve month period (a "Permanent Disability"), the Employee's employment hereunder may be terminated by the Company upon 30 days' written notice to the Employee. If the Employee's employment is terminated by reason of Permanent Disability, the Employee shall be entitled to receive the unpaid portion of the Base Salary then in effect which has accrued to the date of termination. In addition, the Employee shall be entitled to receive, within 60 days of the end of the year in which such Permanent Disability occurs, a pro rated portion of the Bonus. For these purposes the pro rata portion shall be determined by dividing the number of days in such year prior to the Employee's
Permanent Disability by 365.

		(c)	Termination By Reason of Death.  The Employee's
employment hereunder shall automatically terminate on the date of his death. If the Employee's employment is so terminated by his death, the Company shall pay to the Employee's estate a lump sum amount equal to the unpaid portion of the Base Salary then in effect through the end of the month in which his death occurs. Such amount shall be paid within 30 days after the date of his death if a personal representative has been appointed by the end of such thirty day period or, if a personal representative has not been appointed by the end of such thirty day period, promptly after a personal representative has been appointed. In addition, the Employee's estate shall be entitled to receive, within 60 days of the end of the year in which the Employee's death occurs, a pro rated portion of the Bonus. For these purposes the pro rata portion shall be determined by dividing the number of days in such year prior to the Employee's death by 365.

		(d)	Other Termination Provisions.  (i)  The Board of
Directors of the Company may terminate the Employee's employment hereunder at any time for any reason without Cause or the Employee may terminate his employment for Good Reason (as defined below) in which cases the Employee shall remain entitled to receive (A) all Base Salary and Bonuses hereunder, whether or not yet earned (at the times when such Base Salary and Bonuses would otherwise have been payable) and (B) all Pre-Effective Date Benefits hereunder through continued participation in the Company's Plans, as if he was an active employee, or, if continued participation in a Company Plan is not possible, a cash amount representing the financial equivalent of the Pre-Effective Date Benefits ceasing to be provided to the Employee, until the earlier of the third anniversary of the Effective Date or his earlier Permanent Disability or death.

		(ii)	Termination by the Employee of the Employee's
employment for "Good Reason" shall mean termination upon the election of the Employee following a change in control of the Company upon the occurrence, without the Employee's consent, of any of the following events:

			(A) 	the assignment to the Employee of any duties
inconsistent with the Employee's positions, duties, responsibilities and status with the Company immediately prior to a change in control of the Company, or a change in the Employee's reporting responsibilities, titles or offices from those in effect immediately prior to a change in control of the Company, other than in connection with the termination of the Employee's employment for Cause or by Permanent Disability or as a result of the Employee's Death or by the Employee other than for Good Reason;

			(B)	a reduction by the Company in the Employee's
Base Salary and Pre-Effective Date Benefits; or

			(C)	required relocation outside of the New York
metropolitan; area.

		(iii)	 Notwithstanding anything to the contrary provided
hereunder, to the extent any of the Employee's Bonuses payable to the Employee pursuant to this Section 6(d)(i) following a change in control of the Company are less than the Minimum Bonus (as defined below), each such Bonus shall be increased by the difference between the amount of such Bonus and the Minimum Bonus. For purposes of this Section 6(d), a "Minimum Bonus" shall mean an annual bonus equal to the average annual bonus paid to the Employee over the four complete fiscal years next preceding the change in control of the Company.

	7.	Covenants of the Employee.

		(a)	Non-Competition.  During the Term and thereafter for
so long as the Employee is entitled to receive payments of Base Salary under Section 6(d) the Employee shall not, directly or indirectly, be associated with any entity which competes with the Company and whose primary business is, or personally engage in, the same or similar line of business of the Company, whether as a director, officer, employee, agent, consultant, partner, owner, independent contractor or otherwise.

		(b)	Non-Solicitation of Employees of the Employer.  Until
the date six (6) months from the date of such termination, the Employee shall not, and shall cause each business or entity with which he shall become associated in any capacity not to, solicit for employment or employ any person who is then, or who was at any time after the date four months prior to the date of such termination, employed in a professional or managerial position by the Company, its subsidiaries or affiliates.

		(c)	Confidentiality.  The Employee agrees and acknowledges
that the Confidential Information of the Company and its subsidiaries and affiliates, as hereinafter defined, is valuable, special and unique to their business; that such business depends on such Confidential Information; and that the Company wishes to protect such Confidential Information by keeping it confidential for the use and benefit of the Company and its subsidiaries and affiliates. Based on the foregoing, the Employee agrees to undertake the following obligations with respect to such Confidential Information:

		(i)	the Employee agrees to keep any and all Confidential
Information in trust for the use and benefit of the Company and its subsidiaries and affiliates;

		(ii)	the Employee agrees that, except as required by
applicable law or as authorized in writing by the Board of Directors of the Company, he will not at any time during or after the termination of his employment hereunder, disclose, directly or indirectly, any Confidential Information of the Company or any of subsidiaries or affiliates;

		(iii) the Employee agrees to take all reasonable steps necessary, or reasonably requested by the Company, to ensure that all Confidential Information is kept confidential for the use and benefit of the Company and subsidiaries and affiliates; and

		(iv)	the Employee agrees that, upon termination of his
employment hereunder or at any other time the Company, may in writing so request, he will promptly deliver to the Company all materials constituting Confidential Information (including all copies thereof) that are in his possession or under his control. The Employee further agrees that, if requested by the Company, to return any Confidential Information pursuant to this subparagraph (iv), he will not make or retain any copy or extract from such materials.

	For purposes of paragraph (c) of this Section 7, "Confidential Information" means any and all information developed by or for the Company or any of its subsidiaries or affiliates of which the Employee gains or has acquired knowledge during or prior to the Term by reason of his employment with the Company that is (A) not generally known in any industry in which the Company or any of its subsidiaries or affiliates is or may become engaged or (B) not publicly available. Confidential Information includes, but is not limited to, any and all information developed by or for the Company or any of its subsidiaries or affiliates concerning plans, marketing and sales methods, customer lists, materials, processes, business forms, procedures, devices, plans for development of products, services or expansion into new areas or markets, internal operations, and any trade secrets and proprietary information of any type owned by the Company or any of its subsidiaries or affiliates, together with all written, graphic and other materials relating to all or any part of the same.

	8.	Successors; Assignment.

		(a)	The Company.  The Company may assign any of its rights
and obligations hereunder, without the written consent of the Employee.
 This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns.

		(b)	The Employee.  Neither this Agreement nor any right or
interest hereunder may be assigned by the Employee, his beneficiaries, or legal representatives without the prior written consent of the Board of Directors of the Company; provided, however, that nothing in this
Section 8 shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Employee or his estate from assigning any rights hereunder to distributees, legatees, beneficiaries, testamentary trustees or other legal heirs of the Employee.

	9.	Notices.  All notices and other communications hereunder
shall be in writing and shall be deemed to have been given when delivered by hand, mailed by first-class registered or certified mail, postage prepaid and return receipt requested, or delivered by overnight courier addressed as follows:

		(i)	If to the Company:

			Chock full O' Nuts Corporation
			370 Lexington Avenue
			New York, New York 10017
			Attention:  Chief Executive Officer

		(ii)	If to the Employee:

			Howard M. Leitner
			c/o Chock full O' Nuts Corporation
			370 Lexington Avenue
			New York, New York 10017

or, in each case, at such other address as may from time to time be specified to the other party in a notice similarly given.

	10.	Governing Law; Arbitration.

		(a)	Governing Law.  This Agreement shall be governed by
and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof.

		(b)	Arbitration.  Any controversy or claim arising out of
this Agreement shall be settled by arbitration which shall be in accordance with the Commercial Arbitration Rules of the American
Arbitration Association as such rules shall be in effect on the date of delivery of demand for arbitration. The arbitration of such issues, including the determination of the amount of any damages suffered by either party hereto by reason of the acts or omissions of the other, shall be to the exclusion of any court of law. The decision of the arbitrator shall be final and binding on both parties and their respective heirs, executors, administrators, successors and assigns.
Each party shall pay its own attorneys and the expenses of its witnesses and all other expenses connected with the presentation of its case;
provided, however, if the Employee substantially prevails in enforcing his rights in the arbitration, the Company shall pay all of the Employee's reasonable legal fees and expenses connected with the case.

	11.	Entire Agreement.  This Agreement contains the entire
agreement of the parties and their affiliates relating to the subject matter hereof and supersedes all prior agreements, representations, warranties and understandings, written or oral, with respect thereto.

	12.	Severability.  If any term or provision of this Agreement or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall remain valid and enforceable to the fullest extent permitted by law.

	13.	Remedies.

		(a)	Injunctive Relief.  The Employee acknowledges and
agrees that the covenants and obligations of the Employee contained in subsections (a), (b) and (c) of Section 7 hereof relate to special, unique and extraordinary matters and are reasonable and necessary to protect the legitimate interests of the Company and its subsidiaries and affiliates and that a breach of any of the terms of such covenants and obligations will cause the Company irreparable injury for which adequate remedies at law are not available. Therefore the Employee agrees that the Company shall be entitled to an injunction, restraining order, or other equitable relief from any court of competent jurisdiction, restraining the Employee from any such breach.

		(b)	Remedies Cumulative.  The Company's rights and
remedies under this Section 13 are cumulative and are in addition to any other rights and remedies the Company may have at law or in equity.

	14.	Withholding Taxes.  The Company may deduct any federal,
state or local withholding or other taxes from any payments to be made by the Company hereunder in such amounts which the Company reasonably determine are required to deduct under applicable law.

	15.	Amendments, Miscellaneous, Etc.

	(a)	Amendments.  The Company may amend, modify, cancel or
terminate this Agreement or any term hereof prior to a change in control of the Company by giving written notice to the Employee ninety (90) days in advance of the effective date of such termination (the "Notice Period"). Notwithstanding the foregoing, neither this Agreement nor any term hereof may be changed, waived, discharged, cancelled or terminated after a change in control of the Company except by an instrument in writing signed by the party against which such change, waiver, discharge, cancellation or termination is sought to be enforced.

	(b)	Termination of Employment During Notice Period.  If the
Employee's employment with the Company is terminated during the Notice Period for any reason other than for Cause, the Employee shall be treated for the purposes of this Agreement as if he was an active employee entitled to all Base Salary and Bonuses and Pre-Effective Date Benefits hereunder as in effect on the day prior to the Notice Period.

        (c)     Headings.       The headings contained in this Agreement are
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

	16.	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument and shall be the valid and binding agreement of the parties when such counterparts have been duly executed and delivered by each party hereto.

	[Remainder of this page intentionally left blank]


	IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.


				CHOCK FULL O' NUTS CORPORATION


				By
                                                    		   Name:
				   Title:




                                 				HOWARD M. LEITNER

























	- 7 -

R&O-403325.4


        AMENDED AND RESTATED EMPLOYMENT AGREEMENT


        AMENDED AND RESTATED EMPLOYMENT AGREEMENT(the "Agreement"), dated as of October 27, 1998, by and between Chock full O' Nuts Corporation (the "Company"), a New York corporation, and Marvin I. Haas (the "Employee").

	W I T N E S S E T H:

	WHEREAS, the Employee acknowledges that he is currently employed by the Company as an employee at will;

	WHEREAS, the Company acknowledges that the Employee is a key employee of the Company whose services are important to the Company; and

	WHEREAS, in the event a change in control of the Company (as hereinafter defined) occurs within five years from the date hereof, the Company desires to employ the Employee and the Employee wishes to be employed by the Company on the terms and conditions hereinafter set forth;

	NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

	1.	Employment.  Prior to the Effective Date (as hereinafter
defined) and subject to Section 15(b) hereof, the Employee will be employed as an employee at will. As of the Effective Date and upon the terms and subject to the conditions of this Agreement, the Company hereby employs the Employee and the Employee hereby accepts employment with the Company in the capacity hereinafter set forth.

	2.	Term of Employment; Effective Date.   The employment term of
this Agreement (the "Term") shall commence as of the Effective Date and shall continue in effect until the third anniversary of the Effective
Date or until sooner terminated as provided herein; provided, however, if the Effective Date has not occurred within five years from the date hereof, this Agreement shall terminate and be null and void. For purposes of this Agreement, the "Effective Date" shall mean the date upon which a change in control of the Company occurs.

	3.	Change in Control.  For purposes of this Agreement, a
"change in control of the Company" shall be deemed to have occurred if at any time within five years from the date hereof the individuals who on the date hereof constitute the Board of Directors of the Company cease to constitute at least a majority of the Board of Directors of the Company or the successor corporation, as the case may be.

	4.	Duties.  During the Term of this Agreement, the Employee
shall continue to serve the Company in the same executive capacity as he did on the day prior to the Effective Date. The Employee agrees to devote substantially all of his working time and effort to the business and affairs of the Company and shall not be required to relocate outside of the New York City area.

	5.	Compensation and Other Employee Benefits.  In consideration
of the services rendered by the Employee hereunder and provided that the Employee has substantially performed all of his obligations provided for herein, the Company shall pay the following compensation and provide the following benefits to the Employee during the Term of this Agreement:

		(a)	Base Salary.  The Company shall pay to the Employee a
base salary (the "Base Salary") per year equal to the base salary paid by the Company to the Employee on the day prior to the Effective Date.
The Base Salary shall be paid in accordance with the Company's normal payroll practice.

		(b)	Bonus.  The Employee shall be eligible to be paid a
cash bonus (the "Bonus") each year on the same terms and conditions as are other executives of the Company in comparable positions. The Bonus shall be paid in accordance with the Company's normal payroll practice.

		(c)	Other Employee Benefits.  The Employee shall be
entitled to receive the benefits described below which the Employee has been receiving from the Company (the "Pre-Effective Date Benefits").

                        (i) Vacation. The Employee shall be entitled to the same paid vacation time annually as he was entitled to on the day prior to the Effective Date.

			(ii)	Insurance.  The Employee shall continue to be
entitled to participate in the medical and health, life insurance, disability, dental and other welfare plans, programs and arrangements of the Company in which he was entitled to participate on the day prior to the Effective Date.

                        (iii) Pension, Supplemental Executive Retirement Plan, 401(k), Deferred Compensation and Employee Stock Ownership Plan. The Employee shall continue to be eligible to participate in the Company's Pension Plan, Supplemental Executive Retirement Plan, 401(k) Plan,
Deferred Compensation Plan and Employee Stock Ownership Plan (the "Company's Plans") to the extent he was able to participate on the day prior to the Effective Date, subject to the terms and conditions thereof. If any of the Company's Plans are terminated after the Effective Date and prior to the Employee's termination of employment, the Employee shall be entitled, at the Company's expense, to obtain benefits from a third party source which are substantially similar to the benefits provided for under such terminated Company Plan. If a Pre-Effective Date Benefit cannot be purchased from a third party source, the Company shall pay the Employee a cash amount representing the financial equivalent of such benefit.

			(iv)	Automobile.  The Company will provide the
Employee the use of an automobile of a model and type similar or substantially equivalent to the automobile, if any, or pay the automobile allowance, provided to the Employee on the day prior to the Effective Date.

			(v)	Office and Secretarial Services.  The Company
will provide the Employee an office and secretarial and office support services similar or substantially equivalent to the office and secretarial and office support services provided to the Employee on the day prior to the Effective Date.

		(d)	Tax Gross-Up.

			(i)	To the extent that benefits provided to the
Employee under subsections 5(c)(ii), 5(c)(iv) and 5(c)(v) of this Agreement result in imputed income and a resulting increased income tax liability to the Employee, the Company shall pay the Employee a tax reimbursement benefit in an amount such that, after deduction of all income taxes payable with respect to such tax reimbursement benefit, the amount retained by the Employee will be equal to the amount of such increased income tax liability.

			(ii)	To the extent that payments provided to the
Employee under this Agreement result in a "golden parachute excise tax" under Section 4999 of the Internal Revenue Code of 1986, as amended, being assessed against the Employee, the Company will pay the Employee a gross-up payment in an amount which places the Employee in the same after-tax position as if the golden parachute excise tax had not been assessed against the Employee.

		(e)	Other Compensation, Benefits and Perquisites.  The
Employee shall also be eligible to receive such other compensation, benefits and perquisites as are or may become available to other executives of the Company. Nothing contained in this Agreement shall be deemed to have any effect, or limit in any way, the Employee's rights under any stock option agreement or arrangement with the Company.

	6.	Termination Provisions.

		(a)	Termination for Cause.  The Company may terminate the
Employee's employment hereunder for Cause, as hereinafter defined, immediately upon written notice to the Employee. For purposes of this Agreement, "Cause" shall mean dishonesty or any act or conduct on the part of the Employee which is materially injurious to the business or reputation of either the Company or any of its subsidiaries or affiliates. If the Employee's employment is terminated for Cause, the Employee shall be entitled to receive only the unpaid portion of the Base Salary then in effect which has accrued to the date of termination.

		(b)	Termination By Reason of Permanent Disability.  If at
any time during the Term the Company reasonably determines that the Employee has been or will be unable, as a result of physical or mental illness or incapacity, to perform his duties hereunder for a period of four consecutive months or for an aggregate of more than six months in any twelve month period (a "Permanent Disability"), the Employee's employment hereunder may be terminated by the Company upon 30 days' written notice to the Employee. If the Employee's employment is terminated by reason of Permanent Disability, the Employee shall be entitled to receive the unpaid portion of the Base Salary then in effect which has accrued to the date of termination. In addition, the Employee shall be entitled to receive, within 60 days of the end of the year in which such Permanent Disability occurs, a pro rated portion of the Bonus. For these purposes the pro rata portion shall be determined by dividing the number of days in such year prior to the Employee's
Permanent Disability by 365.

		(c)	Termination By Reason of Death.  The Employee's
employment hereunder shall automatically terminate on the date of his death. If the Employee's employment is so terminated by his death, the Company shall pay to the Employee's estate a lump sum amount equal to the unpaid portion of the Base Salary then in effect through the end of the month in which his death occurs. Such amount shall be paid within 30 days after the date of his death if a personal representative has been appointed by the end of such thirty day period or, if a personal representative has not been appointed by the end of such thirty day period, promptly after a personal representative has been appointed. In addition, the Employee's estate shall be entitled to receive, within 60 days of the end of the year in which the Employee's death occurs, a pro rated portion of the Bonus. For these purposes the pro rata portion shall be determined by dividing the number of days in such year prior to the Employee's death by 365.

		(d)	Other Termination Provisions.  (i)  The Board of
Directors of the Company may terminate the Employee's employment hereunder at any time for any reason without Cause or the Employee may voluntarily resign at any time for any reason without Cause, in which cases the Employee shall remain entitled to receive (A) all Adjusted Base Salary(as defined below) and Bonuses hereunder whether or not yet earned
(at the times when the Employee's Base Salary and Bonuses would otherwise have been payable) and (B) all Pre-Effective Date Benefits hereunder through continued participation in the Company's Plans for those Pre-Effective Date Benefits provided under the Company Plans, as if he was an active employee, or, if continued participation in a Company Plan or provision of Pre-Effective Date Benefits not offered through a Company Plan is not possible, a cash amount representing the financial equivalent of the Pre-Effective Date Benefits ceasing to be provided to the Employee, until the earlier of the third anniversary of the Effective Date or his earlier Permanent Disability or death. For purposes of this Section 6(d)(i), "Adjusted Base Salary" shall mean the Employee's Base Salary increased by $75,000.

		(ii)	 Notwithstanding anything to the contrary provided
hereunder, to the extent any of the Employee's Bonuses payable to the Employee pursuant to this Section 6(d)(i) following a change in control of the Company are less than the Minimum Bonus (as defined below), each such Bonus shall be increased by the difference between the amount of such Bonus and the Minimum Bonus. For purposes of this Section 6(d), a "Minimum Bonus" shall mean an annual bonus equal to the average annual bonus paid to the Employee over the four complete fiscal years next preceding the change in control of the Company.

	7.	Covenants of the Employee.

		(a)	Non-Competition.  During the Term and thereafter for
so long as the Employee is entitled to receive payments of Base Salary under Section 6(d) the Employee shall not, directly or indirectly, be associated with any entity which competes with the Company and whose primary business is, or personally engage in, the same or similar line of business of the Company, whether as a director, officer, employee, agent, consultant, partner, owner, independent contractor or otherwise.

		(b)	Non-Solicitation of Employees of the Employer.  Until
the date six (6) months from the date of such termination, the Employee shall not, and shall cause each business or entity with which he shall become associated in any capacity not to, solicit for employment or employ any person who is then, or who was at any time after the date four months prior to the date of such termination, employed in a professional or managerial position by the Company, its subsidiaries or affiliates.

		(c)	Confidentiality.  The Employee agrees and acknowledges
that the Confidential Information of the Company and its subsidiaries and affiliates, as hereinafter defined, is valuable, special and unique to their business; that such business depends on such Confidential Information; and that the Company wishes to protect such Confidential Information by keeping it confidential for the use and benefit of the Company and its subsidiaries and affiliates. Based on the foregoing, the Employee agrees to undertake the following obligations with respect to such Confidential Information:

		(i)	the Employee agrees to keep any and all Confidential
Information in trust for the use and benefit of the Company and its subsidiaries and affiliates;

		(ii)	the Employee agrees that, except as required by
applicable law or as authorized in writing by the Board of Directors of the Company, he will not at any time during or after the termination of his employment hereunder, disclose, directly or indirectly, any Confidential Information of the Company or any of subsidiaries or affiliates;

		(iii) the Employee agrees to take all reasonable steps necessary, or reasonably requested by the Company, to ensure that all Confidential Information is kept confidential for the use and benefit of the Company and subsidiaries and affiliates; and

		(iv)	the Employee agrees that, upon termination of his
employment hereunder or at any other time the Company, may in writing so request, he will promptly deliver to the Company all materials constituting Confidential Information (including all copies thereof) that are in his possession or under his control. The Employee further agrees that, if requested by the Company, to return any Confidential Information pursuant to this subparagraph (iv), he will not make or retain any copy or extract from such materials.

	For purposes of paragraph (c) of this Section 7, "Confidential Information" means any and all information developed by or for the Company or any of its subsidiaries or affiliates of which the Employee gains or has acquired knowledge during or prior to the Term by reason of his employment with the Company that is (A) not generally known in any industry in which the Company or any of its subsidiaries or affiliates is or may become engaged or (B) not publicly available. Confidential Information includes, but is not limited to, any and all information developed by or for the Company or any of its subsidiaries or affiliates concerning plans, marketing and sales methods, customer lists, materials, processes, business forms, procedures, devices, plans for development of products, services or expansion into new areas or markets, internal operations, and any trade secrets and proprietary information of any type owned by the Company or any of its subsidiaries or affiliates, together with all written, graphic and other materials relating to all or any part of the same.

	8.	Successors; Assignment.

		(a)	The Company.  The Company may assign any of its rights
and obligations hereunder, without the written consent of the Employee.
 This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns.

		(b)	The Employee.  Neither this Agreement nor any right or
interest hereunder may be assigned by the Employee, his beneficiaries, or legal representatives without the prior written consent of the Board of Directors of the Company; provided, however, that nothing in this
Section 8 shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Employee or his estate from assigning any rights hereunder to distributees, legatees, beneficiaries, testamentary trustees or other legal heirs of the Employee.

	9.	Notices.  All notices and other communications hereunder
shall be in writing and shall be deemed to have been given when delivered by hand, mailed by first-class registered or certified mail, postage prepaid and return receipt requested, or delivered by overnight courier addressed as follows:

		(i)	If to the Company:

			Chock full O' Nuts Corporation
			370 Lexington Avenue
			New York, New York 10017
			Attention:  Chief Executive Officer

		(ii)	If to the Employee:

			Marvin I. Haas
			c/o Chock full O' Nuts Corporation
			370 Lexington Avenue
			New York, New York 10017

or, in each case, at such other address as may from time to time be specified to the other party in a notice similarly given.

	10.	Governing Law; Arbitration.

		(a)	Governing Law.  This Agreement shall be governed by
and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof.

		(b)	Arbitration.  Any controversy or claim arising out of
this Agreement shall be settled by arbitration which shall be in accordance with the Commercial Arbitration Rules of the American
Arbitration Association as such rules shall be in effect on the date of delivery of demand for arbitration. The arbitration of such issues, including the determination of the amount of any damages suffered by either party hereto by reason of the acts or omissions of the other, shall be to the exclusion of any court of law. The decision of the arbitrator shall be final and binding on both parties and their respective heirs, executors, administrators, successors and assigns.
Each party shall pay its own attorneys and the expenses of its witnesses and all other expenses connected with the presentation of its case;
provided, however, if the Employee substantially prevails in enforcing his rights in the arbitration, the Company shall pay all of the Employee's reasonable legal fees and expenses connected with the case.

	11.	Entire Agreement.  This Agreement contains the entire
agreement of the parties and their affiliates relating to the subject matter hereof and supersedes all prior agreements, representations, warranties and understandings, written or oral, with respect thereto.

	12.	Severability.  If any term or provision of this Agreement or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall remain valid and enforceable to the fullest extent permitted by law.

	13.	Remedies.

		(a)	Injunctive Relief.  The Employee acknowledges and
agrees that the covenants and obligations of the Employee contained in subsections (a), (b) and (c) of Section 7 hereof relate to special, unique and extraordinary matters and are reasonable and necessary to protect the legitimate interests of the Company and its subsidiaries and affiliates and that a breach of any of the terms of such covenants and obligations will cause the Company irreparable injury for which adequate remedies at law are not available. Therefore the Employee agrees that the Company shall be entitled to an injunction, restraining order, or other equitable relief from any court of competent jurisdiction, restraining the Employee from any such breach.

		(b)	Remedies Cumulative.  The Company's rights and
remedies under this Section 13 are cumulative and are in addition to any other rights and remedies the Company may have at law or in equity.

	14.	Withholding Taxes.  The Company may deduct any federal,
state or local withholding or other taxes from any payments to be made by the Company hereunder in such amounts which the Company reasonably determine are required to deduct under applicable law.

	15.	Amendments, Miscellaneous, Etc.

	(a)	Amendments.  The Company may amend, modify, cancel or
terminate this Agreement or any term hereof prior to a change in control of the Company by giving written notice to the Employee ninety (90) days in advance of the effective date of such termination (the "Notice Period"). Notwithstanding the foregoing, neither this Agreement nor any term hereof may be changed, waived, discharged, cancelled or terminated after a change in control of the Company except by an instrument in writing signed by the party against which such change, waiver, discharge, cancellation or termination is sought to be enforced.

	(b)	Termination of Employment During Notice Period.  If the
Employee's employment with the Company is terminated during the Notice Period for any reason other than for Cause, the Employee shall be treated for the purposes of this Agreement as if he was an active employee entitled to all Base Salary and Bonuses and Pre-Effective Date Benefits hereunder as in effect on the day prior to the Notice Period.

        (c)     Headings.       The headings contained in this Agreement are
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

	16.	Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument and shall be the valid and binding agreement of the parties when such counterparts have been duly executed and delivered by each party hereto.


	[Remainder of this page intentionally left blank]


	IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.


				CHOCK FULL O' NUTS CORPORATION


				By
                                                    		   Name:
				   Title:



                                 				Marvin I. Haas







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